EXHIBIT E-5


GAS  STATISTICS  -  ASSETS
REGION:  US

                                                   ASSETS (1)   SHARE OF
RANK       COMPANY NAME                            (MILLION $)  TOTAL (%)
   1    1  NiSource, Inc.                             4,223.5       7.55%
   2    2  KeySpan Energy (KeySpan Corp.)             3,908.7       6.99%
   3    3  AGL Resources, Inc.                        3,529.3       6.31%
   4    4  Sempra Energy                              3,353.4       6.00%
        5  Pro Forma Energy East                      3,038.4       5.43%  (2)
   5    6  Southern Union Co.                         2,501.0       4.47%
   6    7  Dominion Resources, Inc.                   2,493.4       4.46%
   7    8  Equitable Resources, Inc.                  2,437.4       4.36%
   8       Energy East Corp.                          2,405.0       4.30%  (2)
   9    9  MCN Energy Group, Inc.                     2,388.8       4.27%
  10   10  Nicor, Inc.                                2,172.7       3.89%
  11   11  Peoples Energy Corp.                       1,982.1       3.54%
  12   12  WGL Holdings, Inc.                         1,951.1       3.49%
  13   13  Southwest Gas Corp.                        1,882.0       3.37%
  14   14  TXU Corp.                                  1,803.4       3.22%
  15   15  Piedmont Natural Gas Co., Inc.             1,310.1       2.34%
  16   16  Atmos Energy Corp.                         1,279.2       2.29%
  17   17  NW Natural (Northwest Natural Gas Co.)     1,242.5       2.22%
  18   18  New Jersey Resources Corp.                   952.2       1.70%
  19   19  Reliant Energy, Inc.                         949.2       1.70%
  20   20  ONEOK, Inc.                                  839.5       1.50%
  21   21  Laclede Gas Co.                              828.4       1.48%
  22   22  South Jersey Industries, Inc.                771.0       1.38%
  23   23  UGI Corp.                                    744.1       1.33%
  24   24  Vectren Corp.                                738.3       1.32%
  25   25  Questar Corp.                                730.5       1.31%
  26   26  SCANA Corp.                                  682.1       1.22%
  27   27  NUI Corp.                                    677.3       1.21%
  28   28  Wisconsin Energy Corp.                       673.3       1.20%
  29   29  Citizens Gas & Coke Utility                  658.7       1.18%
  30   30  Nstar                                        631.8       1.13%
  31   31  Progress Energy, Inc.                        567.4       1.01%
  32   32  Northeast Utilities                          507.5       0.91%
  33       RGS Energy Group, Inc.                       462.5       0.83%  (2)
  34   33  Citizens Communications Co.                  455.8       0.82%

                                                                   Page 1 of 12
                                  Gas Assets US

GAS  STATISTICS  -  ASSETS
REGION:  US

                               ASSETS (1)   SHARE OF
RANK       COMPANY NAME        (MILLION $)  TOTAL (%)
  35   34  Energen Corp.             433.9      0.78%
  36   35  TECO Energy, Inc.         433.1      0.77%
  37   36  SEMCO Energy, Inc.        327.8      0.59%
           All Other               1,993.5      3.56%
           Grand Total            55,921.6    100.00%

Notes:
1 For utilities at December 31, 1999 or end of fiscal year. Does not include electric and gas combination utilities (other than for Energy East).
2    Actual  and  pro  forma  at  December  31,  2000.

Source:
     Energy  East  (actual  and  pro  forma)  from  company  records.
     Other  data  from RDI GasDAT, based on FERC Form 2 records (domestic only).

                                                                    Page 2 of 12
                                  Gas Assets US

GAS  STATISTICS  -  REVENUES
REGION:  US

                                                   REVENUES (1)  SHARE OF TOTAL
RANK       COMPANY NAME                            (MILLION $)         (%)
   1    1  Sempra Energy                                2,986.1            7.59%
   2    2  NiSource, Inc.                               2,954.8            7.51%
   3    3  PG&E Corp.                                   2,050.9            5.21%
   4    4  KeySpan Energy (KeySpan Corp.)               1,929.6            4.91%
   5    5  Public Service Enterprise Group, Inc.        1,709.0            4.35%
   6    6  Dominion Resources, Inc.                     1,419.3            3.61%
        7  Pro Forma Energy East                        1,381.0            3.51%  (2),(3)
   7    8  Nicor, Inc.                                  1,326.2            3.37%
   8    9  CMS Energy Corp.                             1,146.0            2.91%
   9   10  MCN Energy Group, Inc.                       1,101.7            2.80%
  10       Energy East Corp.                            1,058.6            2.69%  (2),(3)
  11   11  Peoples Energy Corp.                         1,046.9            2.66%
  12   12  WGL Holdings, Inc.                             989.7            2.52%
  13   13  Consolidated Edison, Inc.                      945.7            2.40%
  14   14  Reliant Energy, Inc.                           800.6            2.04%
  15   15  Xcel Energy, Inc.                              736.5            1.87%
  16   16  TXU Corp.                                      724.2            1.84%
  17   17  Piedmont Natural Gas Co., Inc.                 694.0            1.76%
  18   18  AGL Resources, Inc.                            668.3            1.70%
  19   19  New Jersey Resources Corp.                     656.5            1.67%
  20   20  Southern Union Co.                             651.4            1.66%
  21   21  Atmos Energy Corp.                             633.5            1.61%
  22   22  Niagara Mohawk Holdings, Inc.                  585.0            1.49%
  23   23  SCANA Corp.                                    545.7            1.39%
  24   24  Vectren Corp.                                  499.6            1.27%
  25   25  Constellation Energy Group, Inc.               488.2            1.24%
  26   26  Puget Sound Energy, Inc.                       485.5            1.23%
  27   27  Laclede Gas Co.                                473.7            1.20%
  28   28  NW Natural (Northwest Natural Gas Co.)         455.3            1.16%
  29   29  MidAmerican Energy Holdings Co.                454.8            1.16%
  30   30  Exelon Corp.                                   449.9            1.14%
  31   31  Questar Corp.                                  449.9            1.14%
  32   32  ONEOK, Inc.                                    447.8            1.14%
  33   33  Wisconsin Energy Corp.                         415.7            1.06%
  34   34  NUI Corp.                                      406.3            1.03%
  35   35  Cinergy Corp.                                  376.8            0.96%
  36   36  South Jersey Industries, Inc.                  347.9            0.88%
  37   37  UGI Corp.                                      336.4            0.86%
  38   38  Energen Corp.                                  325.6            0.83%
  39       RGS Energy Group, Inc.                         322.4            0.82%  (2)
  40   39  Equitable Resources, Inc.                      310.3            0.79%
  41   40  Alliant Energy Corp.                           309.6            0.79%

                                                                    Page 3 of 12
                                 Gas Revenues US

GAS  STATISTICS  -  REVENUES
REGION:  US

                                      REVENUES (1)  SHARE OF TOTAL
RANK       COMPANY NAME               (MILLION $)         (%)
  42   41  Dynegy, Inc.                     304.4             0.77%
  43   42  Nstar                            290.2             0.74%
  44   43  TECO Energy, Inc.                251.7             0.64%
  45   44  Southwest Gas Corp.              247.2             0.63%
  46   45  Northeast Utilities              241.9             0.62%
  47   46  PSC of New Mexico                236.7             0.60%
  48   47  Ameren Corp.                     224.6             0.57%
  49   48  DPL, Inc.                        218.9             0.56%
  50   49  Progress Energy, Inc.            201.0             0.51%
           All Other                      2,398.3             6.10%
           Grand Total                   39,330.9           100.00%

Notes:
1    For  utilities'  fiscal  year  1999.
2 Actual and pro forma for twelve months ending December 31 2000 give effect to the companies merged in 2000 as if the mergers were completed January 1, 2000.
3    Actual  and  pro  forma  at  December  31,  2000.

Source:
     Energy  East  (actual  and  pro  forma)  from  company  records.
     Other  data  from RDI GasDAT, based on FERC Form 2 records (domestic only).

                                                                    Page 4 of 12
                                 Gas Revenues US

GAS  STATISTICS  -  CUSTOMERS
REGION:  US

                                                   CUSTOMERS (1)  SHARE OF
RANK       COMPANY NAME                                (000)      TOTAL (%)
   1    1  Sempra Energy                                  5,668       9.40%
   2    2  PG&E Corp.                                     3,781       6.27%
   3    3  Reliant Energy, Inc.                           2,875       4.77%
   4    4  NiSource, Inc.                                 2,493       4.13%
   5    5  KeySpan Energy (KeySpan Corp.)                 1,872       3.10%
   6    6  Nicor, Inc.                                    1,861       3.09%
   7    7  CMS Energy Corp.                               1,565       2.59%
   8    8  Public Service Enterprise Group, Inc.          1,553       2.57%
   9    9  Xcel Energy, Inc.                              1,549       2.57%
  10   10  Dominion Resources, Inc.                       1,504       2.49%
  11   11  Southern Union Co.                             1,436       2.38%
  12   12  TXU Corp.                                      1,385       2.30%
  13   13  Southwest Gas Corp.                            1,224       2.03%
  14   14  MCN Energy Group, Inc.                         1,164       1.93%
  15   15  Consolidated Edison, Inc.                      1,158       1.92%
  16   16  Atmos Energy Corp.                               984       1.63%
  17   17  Peoples Energy Corp.                             962       1.59%
  18   18  AGL Resources, Inc.                              953       1.58%
  19   19  Wisconsin Energy Corp.                           920       1.52%
       20  Pro Forma Energy East                            909       1.51%  (2)
  20   21  UtiliCorp United, Inc.                           858       1.42%
  21   22  WGL Holdings, Inc.                               770       1.28%
  22   23  ONEOK, Inc.                                      732       1.21%
  23   24  Questar Corp.                                    671       1.11%
  24   25  National Fuel Gas Co.                            671       1.11%
  25   26  Western Resources, Inc.                          659       1.09%
  26   27  MidAmerican Energy Holdings Co.                  629       1.04%
  27   28  Laclede Gas Co.                                  629       1.04%
  28   29  Piedmont Natural Gas Co., Inc.                   624       1.03%
  29       Energy East Corp.                                616       1.02%  (2)
  30   30  Vectren Corp.                                    607       1.01%
  31   31  SCANA Corp.                                      600       1.00%
  32   32  Puget Sound Energy, Inc.                         557       0.92%
  33   33  Niagara Mohawk Holdings, Inc.                    532       0.88%
  34   34  Philadelphia Gas Works                           524       0.87%
  35   35  NW Natural (Northwest Natural Gas Co.)           489       0.81%
  36   36  Constellation Energy Group, Inc.                 483       0.80%
  37   37  Energen Corp.                                    462       0.77%
  38   38  PSC of New Mexico                                432       0.72%
  39   39  Citizens Communications Co.                      429       0.71%
  40   40  Cinergy Corp.                                    428       0.71%
  41   41  Exelon Corp.                                     425       0.70%

                                                                    Page 5 of 12
                                Gas Customers US

GAS  STATISTICS  -  CUSTOMERS
REGION:  US

                                                CUSTOMERS (1)  SHARE OF
RANK       COMPANY NAME                             (000)      TOTAL (%)
  42   42  Dynegy, Inc.                                  400       0.66%
  43   43  Alliant Energy Corp.                          389       0.65%
  44   44  NUI Corp.                                     368       0.61%
  45   45  New Jersey Resources Corp.                    365       0.61%
  46   46  SEMCO Energy, Inc.                            342       0.57%
  47   47  DPL, Inc.                                     307       0.51%
  48   48  San Antonio Public Service                    303       0.50%
  49   49  Memphis Light, Gas & Water Division           300       0.50%
  50   50  Ameren Corp.                                  297       0.49%
  51   51  PowerGen plc                                  293       0.49%
  52       RGS Energy Group, Inc.                        293       0.49%  (2)
  53   52  UGI Corp.                                     266       0.44%
  54   53  Avista Corp.                                  264       0.44%
  55   54  Citizens Gas & Coke Utility                   262       0.44%
           All Other                                   8,147       9.41%
           Grand Total                                60,327     100.00%

Notes:
1    For  utilities'  fiscal  year  1999.
2    Actual  and  pro  forma  at  December  31,  2000.

Source:
     Energy  East  (actual  and  pro  forma)  from  company  records.
     Other  data  from RDI GasDAT, based on FERC Form 2 records (domestic only).

                                                                    Page 6 of 12
                                Gas Customers US

GAS  STATISTICS  -  ASSETS
REGION:  NEW  YORK  AND  NEW  ENGLAND

                                                  ASSETS (1)   SHARE OF
RANK       COMPANY NAME                           (MILLION $)  TOTAL (%)
   1    1  NiSource, Inc.                            4,223.5      28.62%
   2    2  KeySpan Energy (KeySpan Corp.)            3,908.7      26.49%
        3  Pro Forma Energy East                     3,038.4      20.59%  (2)
   3    4  Southern Union Co.                        2,501.0      16.95%
   4       Energy East Corp.                         2,405.0      16.30%  (2)
   5    5  Nstar                                       631.8       4.28%
   6    6  Northeast Utilities                         507.5       3.44%
   7       RGS Energy Group, Inc.                      462.5       3.13%  (2)
   8    7  Westfield Gas & Electric Light Dept.         51.5       0.35%
   9    8  Enbridge, Inc.                               40.4       0.27%
  10    9  Corning Natural Gas Corp.                    23.0       0.16%
  11   10  Blackstone Gas Co.                            1.8       0.01%
  12   11  CH Energy Group, Inc.
  13   12  National Fuel Gas Co.
  14   13  Unitil Corp.
  15   14  Eastern Enterprises
  16   15  Niagara Mohawk Holdings, Inc.
  17   16  Consolidated Edison, Inc.
           Grand Total                              14,756.7     100.00%

Notes:
1 For utilities at December 31, 1999 or end of fiscal year. Does not include electric and gas combination utilities (other than for Energy East).
2    Actual  and  pro  forma  at  December  31,  2000.

Source:
     Energy  East  (actual  and  pro  forma)  from  company  records.
     Other  data  from RDI GasDAT, based on FERC Form 2 records (domestic only).

                                                                    Page 7 of 12
                                Gas Assets--NY+NE

GAS  STATISTICS  -  REVENUES
REGION:  NEW  YORK  AND  NEW  ENGLAND

                                                   REVENUES    SHARE OF
RANK       COMPANY NAME                           (MILLION $)  TOTAL (%)
   1    1  NiSource, Inc.                            2,954.8      32.39%
   2    2  KeySpan Energy (KeySpan Corp.)            1,929.6      21.15%
        3  Pro Forma Energy East                     1,381.0      15.14%  (2),(3)
   3       Energy East Corp.                         1,058.6      11.60%  (2),(3)
   4    4  Consolidated Edison, Inc.                   945.7      10.37%
   5    5  Southern Union Co.                          651.4       7.14%
   6    6  Niagara Mohawk Holdings, Inc.               585.0       6.41%
   7       RGS Energy Group, Inc.                      322.4       3.53%  (2)
   8    7  Nstar                                       290.2       3.18%
   9    8  Northeast Utilities                         241.9       2.65%
  10    9  CH Energy Group, Inc.                        94.1       1.03%
  11   10  Enbridge, Inc.                               24.6       0.27%
  12   11  Corning Natural Gas Corp.                    16.1       0.18%
  13   12  Westfield Gas & Electric Light Dept.          8.3       0.09%
  14   13  Blackstone Gas Co.                            0.9       0.01%
  15   14  Unitil Corp.
  16   15  Eastern Enterprises
  17   16  National Fuel Gas Co.
           Grand Total                               9,123.7     100.00%

Notes:
1    For  utilities'  fiscal  year  1999.
2 Actual and pro forma for twelve months ending December 31 2000 give effect to the companies merged in 2000 as if the mergers were completed January 1, 2000.
3    Actual  and  pro  forma  at  December  31,  2000.

Source:
     Energy  East  (actual  and  pro  forma)  from  company  records.
     Other  data  from  RDI GasDAT, based on FERC Form 2 records (domestic only).

                                                                    Page 8 of 12
                               Gas Revenues--NY+NE

GAS  STATISTICS  -  CUSTOMERS
REGION:  NEW  YORK  AND  NEW  ENGLAND

                                                  CUSTOMERS (1)  SHARE OF
RANK       COMPANY NAME                               (000)      TOTAL (%)
   1    1  NiSource, Inc.                                2,493      25.76%
   2    2  KeySpan Energy (KeySpan Corp.)                1,872      19.34%
   3    3  Southern Union Co.                            1,436      14.84%
   4    4  Consolidated Edison, Inc.                     1,158      11.96%
        5  Pro Forma Energy East                           909       9.39%  (2)
   5    6  National Fuel Gas Co.                           671       6.93%
   6       Energy East Corp.                               616       6.36%  (2)
   7    7  Niagara Mohawk Holdings, Inc.                   532       5.49%
   8       RGS Energy Group, Inc.                          293       3.03%  (2)
   9    8  Nstar                                           239       2.47%
  10    9  Northeast Utilities                             181       1.87%
  11   10  Eastern Enterprises                              73       0.75%
  12   11  CH Energy Group, Inc.                            62       0.64%
  13   12  Unitil Corp.                                     15       0.15%
  14   13  Enbridge, Inc.                                   15       0.15%
  15   14  Corning Natural Gas Corp.                        14       0.14%
  16   15  Westfield Gas & Electric Light Dept.              8       0.09%
  17   16  Blackstone Gas Co.                                1       0.01%
           Grand Total                                   9,678     100.00%

Notes:
1    For  utilities'  fiscal  year  1999.
2    Actual  and  pro  forma  at  December  31,  2000.

Source:
     Energy  East  (actual  and  pro  forma)  from  company  records.
     Other  data  from RDI GasDAT, based on FERC Form 2 records (domestic only).

                                                                    Page 9 of 12
                              Gas Customers--NY+NE

GAS  STATISTICS  -  ASSETS
REGION:  NEW  ENGLAND  AND  NEW  YORK  AND  PJM

                                                   ASSETS (1)   SHARE OF
RANK       COMPANY NAME                            (MILLION $)  TOTAL (%)
   1    1  NiSource, Inc.                             4,223.5      17.00%
   2    2  KeySpan Energy (KeySpan Corp.)             3,908.7      15.74%
        3  Pro Forma Energy East                      3,038.4      12.23%  (2)
   3    4  Southern Union Co.                         2,501.0      10.07%
   4    5  Dominion Resources, Inc.                   2,493.4      10.04%
   5    6  Equitable Resources, Inc.                  2,437.4       9.81%
   6       Energy East Corp.                          2,405.0       9.68%  (2)
   7    7  WGL Holdings, Inc.                         1,951.1       7.85%
   8    8  New Jersey Resources Corp.                   952.2       3.83%
   9    9  South Jersey Industries, Inc.                771.0       3.10%
  10   10  UGI Corp.                                    744.1       3.00%
  11   11  NUI Corp.                                    677.3       2.73%
  12   12  Nstar                                        631.8       2.54%
  13   13  Northeast Utilities                          507.5       2.04%
  14       RGS Energy Group, Inc.                       462.5       1.86%  (2)
  15   14  Chesapeake Utilities Corp.                    57.4       0.23%
  16   15  Westfield Gas & Electric Light Dept.          51.5       0.21%
  17   16  Enbridge, Inc.                                40.4       0.16%
  18   17  Corning Natural Gas Corp.                     23.0       0.09%
  19   18  Blackstone Gas Co.                             1.8       0.01%
  20   19  Eastern Enterprises
  21   20  Public Service Enterprise Group, Inc.
  22   21  Niagara Mohawk Holdings, Inc.
  23   22  Constellation Energy Group, Inc.
  24   23  Consolidated Edison, Inc.
  25   24  Exelon Corp.
  26   25  Unitil Corp.
  27   26  National Fuel Gas Co.
  28   27  Conectiv
  29   28  PPL Corp.
  30   29  CH Energy Group, Inc.
           Grand Total                               24,840.6     100.00%

Note
1 For utilities at December 31, 1999 or end of fiscal year. Does not include electric and gas combination utilities (other than for Energy East).
2    Actual  and  pro  forma  at  December  31,  2000.

Source
     Energy  East  (actual  and  pro  forma)  from  company  records.
     Other  data  from RDI GasDAT, based on FERC Form 2 records (domestic only).

                                                                   Page 10 of 12
                               Gas Assets with PJM

GAS  STATISTICS  -  REVENUES
REGION:  NEW  ENGLAND  AND  NEW  YORK  AND  PJM

                                                   REVENUES (1)  SHARE OF TOTAL
RANK       COMPANY NAME                            (MILLION $)         (%)
   1    1  NiSource, Inc.                               2,954.8           18.01%
   2    2  KeySpan Energy (KeySpan Corp.)               1,929.6           11.76%
   3    3  Public Service Enterprise Group, Inc.        1,709.0           10.42%
   4    4  Dominion Resources, Inc.                     1,419.3            8.65%
        5  Pro Forma Energy East                        1,381.0            8.42%  (2),(3)
   5       Energy East Corp.                            1,058.6            6.45%  (2),(3)
   6    6  WGL Holdings, Inc.                             989.7            6.03%
   7    7  Consolidated Edison, Inc.                      945.7            5.76%
   8    8  New Jersey Resources Corp.                     656.5            4.00%
   9    9  Southern Union Co.                             651.4            3.97%
  10   10  Niagara Mohawk Holdings, Inc.                  585.0            3.57%
  11   11  Constellation Energy Group, Inc.               488.2            2.98%
  12   12  Exelon Corp.                                   449.9            2.74%
  13   13  NUI Corp.                                      406.3            2.48%
  14   14  South Jersey Industries, Inc.                  347.9            2.12%
  15   15  UGI Corp.                                      336.4            2.05%
  16       RGS Energy Group, Inc.                         322.4            1.97%  (2)
  17   16  Equitable Resources, Inc.                      310.3            1.89%
  18   17  Nstar                                          290.2            1.77%
  19   18  Northeast Utilities                            241.9            1.47%
  20   19  Conectiv                                       169.7            1.03%
  21   20  CH Energy Group, Inc.                           94.1            0.57%
  22   21  Enbridge, Inc.                                  24.6            0.15%
  23   22  Corning Natural Gas Corp.                       16.1            0.10%
  24   23  Westfield Gas & Electric Light Dept.             8.3            0.05%
  25   24  Blackstone Gas Co.                               0.9            0.01%
  26   25  PPL Corp.
  27   26  Eastern Enterprises
  28   27  Chesapeake Utilities Corp.
  29   28  Unitil Corp.
  30   29  National Fuel Gas Co.
           Grand Total                                 16,406.8          100.00%

Notes:
1    For  utilities'  fiscal  year  1999.
2 Actual and pro forma for twelve months ending December 31 2000 give effect to the companies merged in 2000 as if the mergers were completed January 1, 2000.
3    Actual  and  pro  forma  at  December  31,  2000.

Source:
     Energy  East  (actual  and  pro  forma)  from  company  records.
     Other  data  from  RDI  GasDAT,  based  on  FERC  Form  2  records  (domestic only).

                                                                   Page 11 of 12
                              Gas Revenues with PJM

GAS  STATISTICS  -  CUSTOMERS
REGION:  NEW  ENGLAND  AND  NEW  YORK  AND  PJM

                                                   CUSTOMERS (1)  SHARE OF
RANK       COMPANY NAME                                (000)      TOTAL (%)
   1    1  NiSource, Inc.                                 2,493      15.49%
   2    2  KeySpan Energy (KeySpan Corp.)                 1,872      11.63%
   3    3  Public Service Enterprise Group, Inc.          1,553       9.65%
   4    4  Dominion Resources, Inc.                       1,504       9.34%
   5    5  Southern Union Co.                             1,436       8.92%
   6    6  Consolidated Edison, Inc.                      1,158       7.19%
        7  Pro Forma Energy East                            909       5.65%  (2)
   7    8  WGL Holdings, Inc.                               770       4.78%
   8    9  National Fuel Gas Co.                            671       4.17%
   9       Energy East Corp.                                616       3.83%  (2)
  10   10  Niagara Mohawk Holdings, Inc.                    532       3.30%
  11   11  Constellation Energy Group, Inc.                 483       3.00%
  12   12  Exelon Corp.                                     425       2.64%
  13   13  NUI Corp.                                        368       2.29%
  14   14  New Jersey Resources Corp.                       365       2.27%
  15       RGS Energy Group, Inc.                           293       1.82%  (2)
  16   15  UGI Corp.                                        266       1.65%
  17   16  South Jersey Industries, Inc.                    241       1.50%
  18   17  Nstar 239                                                  1.49%
  19   18  Equitable Resources, Inc.                        227       1.41%
  20   19  Northeast Utilities                              181       1.13%
  21   20  Conectiv 107                                               0.66%
  22   21  PPL Corp.                                         74       0.46%
  23   22  Eastern Enterprises                               73       0.45%
  24   23  CH Energy Group, Inc.                             62       0.39%
  25   24  Chesapeake Utilities Corp.                        39       0.24%
  26   25  Unitil Corp.                                      15       0.09%
  27   26  Enbridge, Inc.                                    15       0.09%
  28   27  Corning Natural Gas Corp.                         14       0.09%
  29   28  Westfield Gas & Electric Light Dept.               8       0.05%
  30   29  Blackstone Gas Co.                                 1       0.01%
           Grand Total                                   16,099     100.00%

Notes:
1    For  utilities'  fiscal  year  1999.
2    Actual  and  pro  forma  at  December  31,  2000.

Source:
     Energy  East  (actual  and  pro  forma)  from  company  records.
     Other  data  from RDI GasDAT, based on FERC Form 2 records (domestic only).

                                                                   Page 12 of 12
                             Gas Customers with PJM

ELECTRIC  STATISTICS  -  TOTAL  ASSETS
REGION:  U.S.

                                                  TOTAL ASSETS (1)  SHARE OF TOTAL
RANK       COMPANY NAME                             (MILLION $)           (%)
   1    1  Exelon Corp.                                   33,558.3            5.80%
   2    2  American Electric Power Co., Inc.              28,109.9            4.86%
   3    3  Southern Company                               26,259.1            4.54%
   4    4  Edison International                           24,063.2            4.16%
   5    5  PG&E Corp.                                     22,082.7            3.82%
   6    6  TXU Corp.                                      20,705.8            3.58%
   7    7  Entergy Corp.                                  20,527.4            3.55%
   8    8  FirstEnergy Corp.                              19,611.3            3.39%
   9    9  Duke Energy Corp.                              19,458.7            3.36%
  10   10  Xcel Energy, Inc.                              16,006.4            2.77%
  11   11  Public Service Enterprise Group, Inc.          15,485.7            2.68%
  12   12  Progress Energy, Inc.                          15,455.0            2.67%
  13   13  Consolidated Edison, Inc.                      15,412.5            2.66%
  14   14  GPU, Inc.                                      14,137.7            2.44%
  15   15  Niagara Mohawk Holdings, Inc.                  13,990.7            2.42%
  16   16  Dominion Resources, Inc.                       11,779.5            2.04%
  17   17  DTE Energy Co.                                 11,613.6            2.01%
  18   18  FPL Group, Inc.                                11,554.0            2.00%
  19   19  Scottish Power plc                             10,882.7            1.88%
  20   20  Northeast Utilities                            10,409.4            1.80%
  21   21  Reliant Energy, Inc.                            9,531.9            1.65%
  22   22  Cinergy Corp.                                   9,231.1            1.59%
  23   23  Ameren Corp.                                    8,985.7            1.55%
  24   24  PPL Corp.                                       8,867.3            1.53%
  25   25  Western Resources, Inc.                         8,802.9            1.52%
  26   26  CMS Energy Corp.                                7,778.7            1.34%
  27   27  Constellation Energy Group, Inc.                7,591.7            1.31%
       28  Pro Forma Energy East                           6,827.3            1.18%  (2)
  28   29  Pinnacle West Capital Corp.                     6,510.9            1.12%
  29   30  National Grid Group plc                         6,467.6            1.12%
  30   31  Potomac Electric Power Co.                      6,161.3            1.06%
  31   32  Allegheny Energy, Inc.                          6,127.6            1.06%
  32   33  Dynegy, Inc.                                    5,615.3            0.97%
  33   34  Conectiv                                        5,614.3            0.97%
  34   35  Citizens Communications Co.                     5,334.0            0.92%
  35   36  Puget Sound Energy, Inc.                        5,237.7            0.90%
  36   37  Wisconsin Energy Corp.                          5,129.2            0.89%
  37   38  Nstar                                           5,084.5            0.88%
  38   39  Sempra Energy                                   5,039.7            0.87%
  39   40  Sierra Pacific Resources                        4,947.6            0.85%
  40   41  DQE, Inc.                                       4,680.4            0.81%
  41   42  SCANA Corp.                                     4,647.3            0.80%


                              Electric Assets - US

ELECTRIC  STATISTICS  -  TOTAL  ASSETS
REGION:  U.S.

                                                TOTAL ASSETS (1)  SHARE OF TOTAL
RANK       COMPANY NAME                           (MILLION $)           (%)
  42   43  Alliant Energy Corp.                          4,419.5            0.76%
  43       Energy East Corp.                             4,204.4            0.73%  (2)
  44   44  PowerGen plc                                  4,139.9            0.72%
  45   45  UtiliCorp United, Inc.                        3,869.1            0.67%
  46   46  NiSource, Inc.                                3,755.3            0.65%
  47   47  MidAmerican Energy Holdings Co.               3,547.6            0.61%
  48   48  DPL, Inc.                                     3,375.7            0.58%
  49   49  Enron Corp.                                   3,320.5            0.57%
  50   50  UniSource Energy Corp.                        3,161.6            0.55%
  51   51  TECO Energy, Inc.                             2,894.2            0.50%
  52   52  Kansas City Power & Light Co.                 2,857.9            0.49%
  53   53  PSC of New Mexico                             2,831.5            0.49%
  54   54  Montana Power Co.                             2,566.7            0.44%
  55   55  IDACORP, Inc.                                 2,527.9            0.44%
  56   56  OGE Energy Corp.                              2,413.4            0.42%
  57   57  El Paso Electric Co.                          2,375.7            0.41%
  58   58  Avista Corp.                                  2,251.6            0.39%
  59   59  Hawaiian Electric Industries, Inc.            2,206.3            0.38%
  60   60  IPALCO Enterprises, Inc.                      2,146.4            0.37%
  61   61  ALLETE                                        2,061.6            0.36%
  62   62  United Illuminating Co.                       1,973.7            0.34%
  63       RGS Energy Group, Inc.                        1,915.0            0.33%  (2)
  64   63  WPS Resources Corp.                           1,644.0            0.28%
  65   64  Cleco Corp.                                   1,406.3            0.24%
  66   65  CH Energy Group, Inc.                         1,316.2            0.23%
  67   66  KeySpan Energy (KeySpan Corp.)                1,104.7            0.19%
  68   67  AES Corp.                                     1,093.5            0.19%
  69   68  MDU Resources Group, Inc.                     1,047.5            0.18%
           All Other                                     7,881.2            1.36%
           Grand Total                                 578,799.3          100.00%

Notes:
1 For utilities at December 31, 1999 or end of fiscal year. Assets include electric and gas combination utilities (other than for Energy East).
2    Actual  and  pro  forma  at  December  31  2000.

Source:
     Energy  East  (actual  and  pro  forma)  from  company  records.
     Other  data  from  RDI  PowerDAT,  based  on FERC Form 1 records (domestic only).


                              Electric Assets - US

ELECTRIC  STATISTICS  -  OPERATING  REVENUES
REGION:  U.S.

                                                   OPERATING
                                                  REVENUES (1)  SHARE OF
RANK       COMPANY NAME                           (MILLION $)   TOTAL (%)
   1    1  Exelon Corp.                               10,892.0      5.49%
   2    2  American Electric Power Co., Inc.          10,718.3      5.40%
   3    3  Southern Company                            9,565.9      4.82%
   4    4  Entergy Corp.                               7,381.6      3.72%
   5    5  Edison International                        7,330.6      3.69%
   6    6  PG&E Corp.                                  7,300.1      3.68%
   7    7  TXU Corp.                                   6,263.4      3.16%
   8    8  Consolidated Edison, Inc.                   6,222.7      3.14%
   9    9  FPL Group, Inc.                             6,057.5      3.05%
  10   10  Progress Energy, Inc.                       5,791.0      2.92%
  11   11  Xcel Energy, Inc.                           5,650.6      2.85%
  12   12  FirstEnergy Corp.                           5,452.3      2.75%
  13   13  Public Service Enterprise Group, Inc.       5,298.0      2.67%
  14   14  Duke Energy Corp.                           4,634.8      2.34%
  15   15  Dominion Resources, Inc.                    4,510.6      2.27%
  16   16  Reliant Energy, Inc.                        4,483.1      2.26%
  17   17  Cinergy Corp.                               4,466.3      2.25%
  18   18  Northeast Utilities                         4,440.2      2.24%
  19   19  DTE Energy Co.                              4,003.8      2.02%
  20   20  GPU, Inc.                                   3,848.1      1.94%
  21   21  PPL Corp.                                   3,651.0      1.84%
       22  Pro Forma Energy East                       3,358.8      1.69%  (2),(3)
  22   23  Niagara Mohawk Holdings, Inc.               3,247.6      1.64%
  23   24  Ameren Corp.                                3,231.8      1.63%
  24   25  Scottish Power plc                          3,230.0      1.63%
  25   26  National Grid Group plc                     3,223.7      1.62%
  26   27  Allegheny Energy, Inc.                      3,025.8      1.52%
  27   28  CMS Energy Corp.                            2,666.5      1.34%
  28       Energy East Corp.                           2,637.1      1.33%  (2),(3)
  29   29  Conectiv                                    2,391.0      1.20%
  30   30  Constellation Energy Group, Inc.            2,260.0      1.14%
  31   31  Potomac Electric Power Co.                  2,192.4      1.10%
  32   32  Nstar                                       2,126.4      1.07%
  33   33  Pinnacle West Capital Corp.                 2,054.7      1.04%
  34   34  PowerGen plc                                1,728.0      0.87%
  35   35  Wisconsin Energy Corp.                      1,726.6      0.87%
  36   36  Dynegy, Inc.                                1,598.8      0.81%
  37   37  Sierra Pacific Resources                    1,589.3      0.80%
  38   38  Puget Sound Energy, Inc.                    1,558.2      0.79%
  39   39  Alliant Energy Corp.                        1,556.7      0.78%
  40   40  Sempra Energy                               1,500.0      0.76%


                              Electric OP Rev - US

ELECTRIC  STATISTICS  -  OPERATING  REVENUES
REGION:  U.S.

                                                OPERATING
                                               REVENUES (1)  SHARE OF
RANK       COMPANY NAME                        (MILLION $)   TOTAL (%)
  41   41  Enron Corp.                              1,380.3      0.70%
  42   42  SCANA Corp.                              1,331.7      0.67%
  43   43  OGE Energy Corp.                         1,286.8      0.65%
  44   44  Western Resources, Inc.                  1,237.3      0.62%
  45   45  TECO Energy, Inc.                        1,214.0      0.61%
  46   46  MidAmerican Energy Holdings Co.          1,178.5      0.59%
  47   47  DQE, Inc.                                1,158.8      0.58%
  48   48  NiSource, Inc.                           1,107.5      0.56%
  49   49  DPL, Inc.                                1,060.6      0.53%
  50   50  Avista Corp.                               928.2      0.47%
  51   51  PSC of New Mexico                          912.0      0.46%
  52   52  Kansas City Power & Light Co.              897.4      0.45%
  53   53  Hawaiian Electric Industries, Inc.         890.6      0.45%
  54   54  UniSource Energy Corp.                     804.1      0.41%
  55   55  IPALCO Enterprises, Inc.                   800.3      0.40%
  56   56  UtiliCorp United, Inc.                     752.3      0.38%
  57   57  Cleco Corp.                                743.7      0.37%
  58       RGS Energy Group, Inc.                     721.7      0.36%  (2)
  59   58  United Illuminating Co.                    680.0      0.34%
  60   59  IDACORP, Inc.                              658.3      0.33%
  61   60  WPS Resources Corp.                        590.4      0.30%
  62   61  El Paso Electric Co.                       568.4      0.29%
  63   62  Montana Power Co.                          564.5      0.28%
  64   63  ALLETE                                     512.2      0.26%
  65   64  Ohio Valley Electric Corp.                 500.9      0.25%
           All Other                                4,452.5      2.24%
           Grand Total                            198,439.4    100.00%

Notes:
1    For  utilities'  fiscal  year  1999.
2 Actual and pro forma for twelve months ending December 31 2000 give effect to the companies merged in 2000 as if the mergers were completed January 1, 2000.
3    Actual  and  pro  forma  for  twelve  months  ending  December  31  2000.

Source:
     Energy  East  (actual  and  pro  forma)  from  company  records.
     Other data from RDI PowerDAT, based on FERC Form 1 records (domestic only).


                              Electric OP Rev - US

ELECTRIC  STATISTICS  -  CUSTOMERS
REGION:  U.S.

                                                    NUMBER OF
                                                  CUSTOMERS (1)  SHARE OF
RANK       COMPANY NAME                               (000)      TOTAL (%)
   1    1  American Electric Power Co., Inc.             4,800       5.18%
   2    2  Exelon Corp.                                  4,727       5.10%
   3    3  PG&E Corp.                                    4,599       4.96%
   4    4  Edison International                          4,271       4.61%
   5    5  Southern Company                              3,835       4.14%
   6    6  FPL Group, Inc.                               3,756       4.05%
   7    7  Consolidated Edison, Inc.                     3,330       3.59%
   8    8  Xcel Energy, Inc.                             3,081       3.32%
   9    9  TXU Corp.                                     2,580       2.78%
  10   10  Progress Energy, Inc.                         2,576       2.78%
  11   11  Entergy Corp.                                 2,519       2.72%
  12   12  FirstEnergy Corp.                             2,165       2.34%
  13   13  DTE Energy Co.                                2,079       2.24%
  14   14  GPU, Inc.                                     2,054       2.22%
  15   15  Dominion Resources, Inc.                      2,048       2.21%
  16   16  Duke Energy Corp.                             2,023       2.18%
  17   17  National Grid Group plc                       2,010       2.17%
  18   18  Public Service Enterprise Group, Inc.         1,992       2.15%
       19  Pro Forma Energy East                         1,755       1.89%  (2)
  19   20  Northeast Utilities                           1,747       1.88%
  20   21  CMS Energy Corp.                              1,651       1.78%
  21   22  Reliant Energy, Inc.                          1,646       1.78%
  22   23  Niagara Mohawk Holdings, Inc.                 1,579       1.70%
  23   24  Ameren Corp.                                  1,483       1.60%
  24   25  Allegheny Energy, Inc.                        1,459       1.57%
  25   26  Scottish Power plc                            1,455       1.57%
  26   27  Cinergy Corp.                                 1,450       1.57%
  27       Energy East Corp.                             1,410       1.52%  (2)
  28   28  PPL Corp.                                     1,259       1.36%
  29   29  Sempra Energy                                 1,185       1.28%
  30   30  Constellation Energy Group, Inc.              1,126       1.22%
  31   31  Nstar                                         1,056       1.14%
  32   32  Wisconsin Energy Corp.                        1,017       1.10%
  33   33  Conectiv                                        951       1.03%
  34   34  Alliant Energy Corp.                            929       1.00%
  35   35  Puget Sound Energy, Inc.                        900       0.97%
  36   36  Sierra Pacific Resources                        865       0.93%
  37   37  PowerGen plc                                    846       0.91%
  38   38  Pinnacle West Capital Corp.                     807       0.87%
  39   39  Enron Corp.                                     714       0.77%
  40   40  Potomac Electric Power Co.                      696       0.75%


                               Electric Cust - US

ELECTRIC  STATISTICS  -  CUSTOMERS
REGION:  U.S.

                                                 NUMBER OF
                                               CUSTOMERS (1)  SHARE OF
RANK       COMPANY NAME                            (000)      TOTAL (%)
  41   41  MidAmerican Energy Holdings Co.              658       0.71%
  42   42  OGE Energy Corp.                             638       0.69%
  43   43  Western Resources, Inc.                      628       0.68%
  44   44  DQE, Inc.                                    582       0.63%
  45   45  Dynegy, Inc.                                 566       0.61%
  46   46  TECO Energy, Inc.                            544       0.59%
  47   47  SCANA Corp.                                  522       0.56%
  48   48  DPL, Inc.                                    492       0.53%
  49   49  Kansas City Power & Light Co.                457       0.49%
  50   50  WPS Resources Corp.                          447       0.48%
  51   51  UtiliCorp United, Inc.                       437       0.47%
  52   52  IPALCO Enterprises, Inc.                     430       0.46%
  53   53  NiSource, Inc.                               423       0.46%
  54   54  IDACORP, Inc.                                378       0.41%
  55   55  PSC of New Mexico                            361       0.39%
  56       RGS Energy Group, Inc.                       345       0.37%  (2)
  57   56  UniSource Energy Corp.                       330       0.36%
  58   57  Hawaiian Electric Industries, Inc.           330       0.36%
  59   58  United Illuminating Co.                      316       0.34%
  60   59  Avista Corp.                                 307       0.33%
  61   60  El Paso Electric Co.                         295       0.32%
  62   61  Montana Power Co.                            285       0.31%
  63   62  CH Energy Group, Inc.                        271       0.29%
  64   63  Cleco Corp.                                  250       0.27%
           All Others                                 1,702       1.84%
           Grand Total                               92,668     100.00%

Notes:
1    Average  number  of  retail  customers  for  utilities'  fiscal  year 1999.
2    Actual  and  pro  forma  at  December  31  2000.

Source:
     Energy  East  (actual  and  pro  forma)  from  company  records.
     Other  data from RDI PowerDAT, based on FERC Form 1 records (domestic only)


                               Electric Cust - US

ELECTRIC  STATISTICS  -  ASSETS
REGION:  NEW  YORK  AND  NEW  ENGLAND

                                                  TOTAL ASSETS (1)  SHARE OF
RANK       COMPANY NAME                             (MILLION $)     TOTAL (%)
   1    1  Consolidated Edison, Inc.                      15,166.9     21.72%
   2    2  Niagara Mohawk Holdings, Inc.                  13,990.7     20.03%
   3    3  Northeast Utilities                            10,409.4     14.90%
        4  Pro Forma Energy East                           6,827.3      9.78%  (2)
   4    5  National Grid Group plc                         6,467.6      9.26%
   5    6  Citizens Communications Co.                     5,334.0      7.64%
   6    7  Nstar                                           5,084.5      7.28%
   7       Energy East Corp.                               4,204.4      6.02%  (2)
   8    8  United Illuminating Co.                         1,973.7      2.83%
   9       RGS Energy Group, Inc.                          1,915.0      2.74%  (2)
  10    9  CH Energy Group, Inc.                           1,316.2      1.88%
  11   10  KeySpan Energy (KeySpan Corp.)                  1,104.7      1.58%
  12   11  Central Vermont Public Service Corp.              660.7      0.95%
  13   12  Bangor Hydro-Electric Co.                         558.5      0.80%
  14   13  Vermont Yankee Nuclear Power Corp.                359.2      0.51%
  15   14  Green Mountain Power Corp.                        341.1      0.49%
  16   15  Unitil Corp.                                      336.6      0.48%
  17   16  TransCanada PipeLines, Ltd.                       310.7      0.44%
  18   17  Maine Public Service Co.                          165.3      0.24%
  19   18  BayCorp Holdings, Ltd.                            142.9      0.20%
           Grand Total                                    69,842.2    100.00%

Notes:
1 For utilities at December 31, 1999 or end of fiscal year. Assets include electric and gas combination utilities (other than for Energy East).
2    Actual  and  pro  forma  at  December  31  2000.

Source:
     Energy  East  (actual  and  pro  forma)  from  company  records.
     Other  data  from RDI PowerDAT, based on FERC Form 1 records (domestic only).


                           Electric Assets - NY and NE

ELECTRIC  STATISTICS  -  OPERATING  REVENUES
REGION:  NEW  YORK  AND  NEW  ENGLAND

                                                   OPERATING
                                                  REVENUES (1)  SHARE OF
RANK       COMPANY NAME                           (MILLION $)   TOTAL (%)
   1    1  Consolidated Edison, Inc.                   6,080.8     23.70%
   2    2  Northeast Utilities                         4,440.2     17.31%
        3  Pro Forma Energy East                       3,358.8     13.09%  (2),(3)
   3    4  Niagara Mohawk Holdings, Inc.               3,247.6     12.66%
   4    5  National Grid Group plc                     3,223.7     12.57%
   5       Energy East Corp.                           2,637.1     10.28%  (2),(3)
   6    6  Nstar                                       2,126.4      8.29%
   7       RGS Energy Group, Inc.                        721.7      2.81%  (2)
   8    7  United Illuminating Co.                       680.0      2.65%
   9    8  Central Vermont Public Service Corp.          466.7      1.82%
  10    9  CH Energy Group, Inc.                         427.8      1.67%
  11   10  KeySpan Energy (KeySpan Corp.)                318.5      1.24%
  12   11  Green Mountain Power Corp.                    251.0      0.98%
  13   12  Vermont Yankee Nuclear Power Corp.            208.8      0.81%
  14   13  Citizens Communications Co.                   204.1      0.80%
  15   14  Bangor Hydro-Electric Co.                     197.2      0.77%
  16   15  TransCanada PipeLines, Ltd.                   160.0      0.62%
  17   16  Unitil Corp.                                  155.5      0.61%
  18   17  Maine Public Service Co.                       59.3      0.23%
  19   18  BayCorp Holdings, Ltd.                         45.7      0.18%
           Grand Total                                25,652.2    100.00%

Notes:
1    For  utilities'  fiscal  year  1999.
2 Actual and pro forma for twelve months ending December 31 2000 give effect to the companies merged in 2000 as if the mergers were completed January 1, 2000.
3    Actual  and  pro  forma  for  twelve  months  ending  December  31  2000.

Source:
     Energy  East  (actual  and  pro  forma)  from  company  records.
     Other  data  from RDI PowerDAT, based on FERC Form 1 records (domestic only).


                           Electric OP REV - NY and NE

ELECTRIC  STATISTICS  -  CUSTOMERS
REGION:  NEW  YORK  AND  NEW  ENGLAND

                                                    NUMBER OF
                                                  CUSTOMERS (1)  SHARE OF
RANK       COMPANY NAME                               (000)      TOTAL (%)
   1    1  Consolidated Edison, Inc.                     3,258      25.87%
   2    2  National Grid Group plc                       2,010      15.96%
        3  Pro Forma Energy East                         1,755      13.94%  (2)
   3    4  Northeast Utilities                           1,747      13.87%
   4    5  Niagara Mohawk Holdings, Inc.                 1,579      12.54%
   5       Energy East Corp.                             1,410      11.20%  (2)
   6    6  Nstar                                         1,056       8.39%
   7       RGS Energy Group, Inc.                          345       2.74%  (2)
   8    7  United Illuminating Co.                         316       2.51%
   9    8  CH Energy Group, Inc.                           271       2.15%
  10    9  Central Vermont Public Service Corp.            152       1.20%
  11   10  Bangor Hydro-Electric Co.                       123       0.97%
  12   11  Citizens Communications Co.                     116       0.92%
  13   12  Unitil Corp.                                     93       0.74%
  14   13  Green Mountain Power Corp.                       84       0.67%
  15   14  Maine Public Service Co.                         36       0.28%
  16   15  Vermont Yankee Nuclear Power Corp.
  17   16  KeySpan Energy (KeySpan Corp.)
  18   17  BayCorp Holdings, Ltd.
  19   18  TransCanada PipeLines, Ltd.
           Grand Total                                  12,594     100.00%

Notes:
1    Average  number  of  retail  customers  for  utilities'  fiscal  year 1999.
2    Actual  and  pro  forma  at  December  31  2000.

Source:
     Energy  East  (actual  and  pro  forma)  from  company  records.
     Other data from RDI PowerDAT, based on FERC Form 1 records (domestic only).


                            Electric Cust - NY and NE

ELECTRIC  STATISTICS  -  ASSETS
REGION:  NEW  YORK  AND  NEW  ENGLAND  AND  PJM

                                                   TOTAL ASSETS (1)  SHARE OF
RANK       COMPANY NAME                              (MILLION $)     TOTAL (%)
   1    1  Public Service Enterprise Group, Inc.           15,485.7     11.26%
   2    2  Consolidated Edison, Inc.                       15,412.5     11.21%
   3    3  GPU, Inc.                                       14,137.7     10.28%
   4    4  Niagara Mohawk Holdings, Inc.                   13,990.7     10.17%
   5    5  Northeast Utilities                             10,409.4      7.57%
   6    6  Exelon Corp.                                     9,467.5      6.88%
   7    7  PPL Corp.                                        8,867.3      6.45%
   8    8  Constellation Energy Group, Inc.                 7,591.7      5.52%
        9  Pro Forma Energy East                            6,827.3      4.96%  (2)
   9   10  National Grid Group plc                          6,467.6      4.70%
  10   11  Potomac Electric Power Co.                       6,161.3      4.48%
  11   12  Conectiv                                         5,614.3      4.08%
  12   13  Citizens Communications Co.                      5,334.0      3.88%
  13   14  Nstar                                            5,084.5      3.70%
  14       Energy East Corp.                                4,204.4      3.06%  (2)
  15   15  United Illuminating Co.                          1,973.7      1.43%
  16       RGS Energy Group, Inc.                           1,915.0      1.39%  (2)
  17   16  CH Energy Group, Inc.                            1,316.2      0.96%
  18   17  KeySpan Energy (KeySpan Corp.)                   1,104.7      0.80%
  19   18  Central Vermont Public Service Corp.               660.7      0.48%
  20   19  Bangor Hydro-Electric Co.                          558.5      0.41%
  21   20  Vermont Yankee Nuclear Power Corp.                 359.2      0.26%
  22   21  Green Mountain Power Corp.                         341.1      0.25%
  23   22  Unitil Corp.                                       336.6      0.24%
  24   23  TransCanada PipeLines, Ltd.                        310.7      0.23%
  25   24  Maine Public Service Co.                           165.3      0.12%
  26   25  BayCorp Holdings, Ltd.                             142.9      0.10%
  27   26  Safe Harbor Water Power Corp.                      131.3      0.10%
           Grand Total                                    137,544.6    100.00%

Notes:
1 For utilities at December 31, 1999 or end of fiscal year. Assets include electric and gas combination utilities (other than for Energy East).
2    Actual  and  pro  forma  at  December  31  2000.

Source:
     Energy  East  (actual  and  pro  forma)  from  company  records.
     Other data from RDI PowerDAT, based on FERC Form 1 records (domestic only).


                          Electric Assets - NY, NE, PJM

ELECTRIC  STATISTICS  -  OPERATING  REVENUES
REGION:  NEW  YORK  AND  NEW  ENGLAND  AND  PJM

                                                    OPERATING
                                                   REVENUES (1)  SHARE OF
RANK       COMPANY NAME                            (MILLION $)   TOTAL (%)
   1    1  Consolidated Edison, Inc.                    6,222.7     12.55%
   2    2  Public Service Enterprise Group, Inc.        5,298.0     10.68%
   3    3  Northeast Utilities                          4,440.2      8.95%
   4    4  Exelon Corp.                                 4,122.7      8.31%
   5    5  GPU, Inc.                                    3,848.1      7.76%
   6    6  PPL Corp.                                    3,651.0      7.36%
        7  Pro Forma Energy East                        3,358.8      6.77%  (2),(3)
   7    8  Niagara Mohawk Holdings, Inc.                3,247.6      6.55%
   8    9  National Grid Group plc                      3,223.7      6.50%
   9       Energy East Corp.                            2,637.1      5.32%  (2),(3)
  10   10  Conectiv                                     2,391.0      4.82%
  11   11  Constellation Energy Group, Inc.             2,260.0      4.56%
  12   12  Potomac Electric Power Co.                   2,192.4      4.42%
  13   13  Nstar                                        2,126.4      4.29%
  14       RGS Energy Group, Inc.                         721.7      1.46%  (2)
  15   14  United Illuminating Co.                        680.0      1.37%
  16   15  Central Vermont Public Service Corp.           466.7      0.94%
  17   16  CH Energy Group, Inc.                          427.8      0.86%
  18   17  KeySpan Energy (KeySpan Corp.)                 318.5      0.64%
  19   18  Green Mountain Power Corp.                     251.0      0.51%
  20   19  Vermont Yankee Nuclear Power Corp.             208.8      0.42%
  21   20  Citizens Communications Co.                    204.1      0.41%
  22   21  Bangor Hydro-Electric Co.                      197.2      0.40%
  23   22  TransCanada PipeLines, Ltd.                    160.0      0.32%
  24   23  Unitil Corp.                                   155.5      0.31%
  25   24  Maine Public Service Co.                        59.3      0.12%
  26   25  BayCorp Holdings, Ltd.                          45.7      0.09%
  27   26  Safe Harbor Water Power Corp.                   29.5      0.06%
           Grand Total                                 49,586.8    100.00%

Notes:
1    For  utilities'  fiscal  year  1999.
2 Actual and pro forma for twelve months ending December 31 2000 give effect to the companies merged in 2000 as if the mergers were completed January 1, 2000.
3    Actual  and  pro  forma  for  twelve  months  ending  December  31  2000.

Source:
     Energy  East  (actual  and  pro  forma)  from  company  records.
     Other  data  from  RDI PowerDAT, based on FERC Form 1 records (domestic only).


                          Electric OP Rev - NY, NE, PJM

ELECTRIC  STATISTICS  -  CUSTOMERS
REGION:  NEW  YORK  AND  NEW  ENGLAND  AND  PJM

                                                     NUMBER OF
                                                   CUSTOMERS (1)  SHARE OF
RANK       COMPANY NAME                                (000)      TOTAL (%)
   1    1  Consolidated Edison, Inc.                      3,330      15.14%
   2    2  GPU, Inc.                                      2,054       9.33%
   3    3  National Grid Group plc                        2,010       9.13%
   4    4  Public Service Enterprise Group, Inc.          1,992       9.05%
        5  Pro Forma Energy East                          1,755       7.98%  (2)
   5    6  Northeast Utilities                            1,747       7.94%
   6    7  Niagara Mohawk Holdings, Inc.                  1,579       7.18%
   7       Energy East Corp.                              1,410       6.41%  (2)
   8    8  PPL Corp.                                      1,259       5.72%
   9    9  Exelon Corp.                                   1,257       5.71%
  10   10  Constellation Energy Group, Inc.               1,126       5.12%
  11   11  Nstar                                          1,056       4.80%
  12   12  Conectiv                                         951       4.32%
  13   13  Potomac Electric Power Co.                       696       3.16%
  14       RGS Energy Group, Inc.                           345       1.57%  (2)
  15   14  United Illuminating Co.                          316       1.43%
  16   15  CH Energy Group, Inc.                            271       1.23%
  17   16  Central Vermont Public Service Corp.             152       0.69%
  18   17  Bangor Hydro-Electric Co.                        123       0.56%
  19   18  Citizens Communications Co.                      116       0.53%
  20   19  Unitil Corp.                                      93       0.42%
  21   20  Green Mountain Power Corp.                        84       0.38%
  22   21  Maine Public Service Co.                          36       0.16%
  23   22  Vermont Yankee Nuclear Power Corp.
  24   23  KeySpan Energy (KeySpan Corp.)
  25   24  BayCorp Holdings, Ltd.
  26   25  TransCanada PipeLines, Ltd.
  27   26  Safe Harbor Water Power Corp.
           Grand Total                                   22,001     100.00%

Notes:
1    Average  number  of  retail  customers  for  utilities'  fiscal  year 1999.
2    Actual  and  pro  forma  at  December  31  2000.

Source:
     Energy  East  (actual  and  pro  forma)  from  company  records.
     Other data from RDI PowerDAT, based on FERC Form 1 records (domestic only).


                                                                   Page 12 of 12
                           Electric Cust - NY, NE, PJM

ELECTRIC  &  GAS  STATISTICS  -  TOTAL  ASSETS
REGION:  US

                                                    TOTAL ASSETS    SHARE OF
RANK       COMPANY NAME                            (MILLION $) (1)  TOTAL (%)
   1    1  Exelon Corp.                                  33,558.3       5.28%
   2    2  American Electric Power Co., Inc.             28,109.9       4.42%
   3    3  Southern Company                              26,259.1       4.13%
   4    4  Edison International                          24,063.2       3.79%
   5    5  TXU Corp.                                     22,509.1       3.54%
   6    6  PG&E Corp.                                    22,082.7       3.48%
   7    7  Entergy Corp.                                 20,527.4       3.23%
   8    8  FirstEnergy Corp.                             19,611.3       3.09%
   9    9  Duke Energy Corp.                             19,458.7       3.06%
  10   10  Xcel Energy, Inc.                             16,099.5       2.53%
  11   11  Progress Energy, Inc.                         16,022.5       2.52%
  12   12  Public Service Enterprise Group, Inc.         15,485.7       2.44%
  13   13  Consolidated Edison, Inc.                     15,412.5       2.43%
  14   14  Dominion Resources, Inc.                      14,272.9       2.25%
  15   15  GPU, Inc.                                     14,137.7       2.23%
  16   16  Niagara Mohawk Holdings, Inc.                 13,990.7       2.20%
  17   17  DTE Energy Co.                                11,613.6       1.83%
  18   18  FPL Group, Inc.                               11,554.0       1.82%
  19   19  Northeast Utilities                           10,917.0       1.72%
  20   20  Scottish Power plc                            10,882.7       1.71%
  21   21  Reliant Energy, Inc.                          10,481.1       1.65%
       22  Pro Forma Energy East                         10,447.1       1.64%  (2)
  22   23  Cinergy Corp.                                  9,244.7       1.46%
  23   24  Ameren Corp.                                   8,985.7       1.41%
  24   25  PPL Corp.                                      8,867.3       1.40%
  25   26  Western Resources, Inc.                        8,802.9       1.39%
  26   27  Sempra Energy                                  8,393.1       1.32%
  27   28  NiSource, Inc.                                 7,978.8       1.26%
  28   29  CMS Energy Corp.                               7,778.7       1.22%
  29   30  Constellation Energy Group, Inc.               7,591.7       1.19%
  30       Energy East Corp.                              7,003.6       1.10%  (2)
  31   31  Pinnacle West Capital Corp.                    6,510.9       1.02%
  32   32  National Grid Group plc                        6,467.6       1.02%
  33   33  Allegheny Energy, Inc.                         6,327.4       1.00%
  34   34  Potomac Electric Power Co.                     6,161.3       0.97%
  35   35  Wisconsin Energy Corp.                         5,802.5       0.91%
  36   36  Citizens Communications Co.                    5,789.8       0.91%
  37   37  Nstar                                          5,716.4       0.90%
  38   38  Dynegy, Inc.                                   5,615.3       0.88%
  39   39  Conectiv                                       5,614.3       0.88%
  40   40  SCANA Corp.                                    5,329.4       0.84%
  41   41  Puget Sound Energy, Inc.                       5,237.7       0.82%
  42   42  KeySpan Energy (KeySpan Corp.)                 5,013.4       0.79%
  43   43  Sierra Pacific Resources                       4,947.6       0.78%

                                                                    Page 1 of 15
                          Electric and Gas Assets - US

ELECTRIC  &  GAS  STATISTICS  -  TOTAL  ASSETS
REGION:  US

                                                TOTAL ASSETS    SHARE OF
RANK       COMPANY NAME                        (MILLION $) (1)  TOTAL (%)
  44   44  DQE, Inc.                                  4,680.4       0.74%
  45   45  Alliant Energy Corp.                       4,419.5       0.70%
  46   46  PowerGen plc                               4,139.9       0.65%
  47   47  UtiliCorp United, Inc.                     4,105.7       0.65%
  48   48  MidAmerican Energy Holdings Co.            3,547.6       0.56%
  49   49  AGL Resources, Inc.                        3,529.3       0.56%
  50   50  DPL, Inc.                                  3,375.7       0.53%
  51   51  TECO Energy, Inc.                          3,327.3       0.52%
  52   52  Enron Corp.                                3,320.5       0.52%
  53   53  UniSource Energy Corp.                     3,161.6       0.50%
  54   54  Kansas City Power & Light Co.              2,857.9       0.45%
  55   55  PSC of New Mexico                          2,831.5       0.45%
  56   56  Montana Power Co.                          2,566.7       0.40%
  57       RGS Energy Group, Inc.                     2,565.8       0.40%  (2)
  58   57  IDACORP, Inc.                              2,527.9       0.40%
  59   58  Southern Union Co.                         2,501.0       0.39%
  60   59  Equitable Resources, Inc.                  2,437.4       0.38%
  61   60  OGE Energy Corp.                           2,413.4       0.38%
  62   61  MCN Energy Group, Inc.                     2,388.8       0.38%
  63   62  El Paso Electric Co.                       2,375.7       0.37%
  64   63  Avista Corp.                               2,251.6       0.35%
  65   64  Hawaiian Electric Industries, Inc.         2,206.3       0.35%
  66   65  Nicor, Inc.                                2,172.7       0.34%
  67   66  IPALCO Enterprises, Inc.                   2,146.4       0.34%
  68   67  ALLETE                                     2,061.6       0.32%
           All Other                                 35,161.5       2.41%
           Grand Total                              635,303.4     100.00%

Notes:
1    For  utilities'  fiscal  year  1999.
2    Actual  and  pro  forma  at  December  31,  2000.

Source:
     Energy East (actual and pro forma) from company records. Other data from RDI PowerDat and GasDAT, based on FERC Form 1 and 2 records, respectively (domestic only).

                                                                    Page 2 of 15
                          Electric and Gas Assets - US

ELECTRIC  &  GAS  STATISTICS  -  OPERATING  REVENUE
REGION:  US

                                                   OPERATING REVENUES   SHARE OF
RANK       COMPANY NAME                              (MILLION $) (1)    TOTAL (%)
   1    1  Exelon Corp.                                      11,341.9       4.76%
   2    2  American Electric Power Co., Inc.                 10,718.3       4.50%
   3    3  Southern Company                                   9,565.9       4.02%
   4    4  PG&E Corp.                                         9,351.1       3.93%
   5    5  Entergy Corp.                                      7,381.6       3.10%
   6    6  Edison International                               7,330.6       3.08%
   7    7  Consolidated Edison, Inc.                          7,168.4       3.01%
   8    8  Public Service Enterprise Group, Inc.              7,006.9       2.94%
   9    9  TXU Corp.                                          6,987.5       2.93%
  10   10  Xcel Energy, Inc.                                  6,387.1       2.68%
  11   11  FPL Group, Inc.                                    6,057.5       2.54%
  12   12  Progress Energy, Inc.                              5,992.0       2.52%
  13   13  Dominion Resources, Inc.                           5,929.9       2.49%
  14   14  FirstEnergy Corp.                                  5,452.3       2.29%
       15  Pro Forma Energy East                              5,360.6       2.25%  (2),(3)
  15   16  Reliant Energy, Inc.                               5,283.7       2.22%
  16   17  Cinergy Corp.                                      4,843.1       2.03%
  17   18  Northeast Utilities                                4,682.1       1.97%
  18   19  Duke Energy Corp.                                  4,634.8       1.95%
  19   20  Sempra Energy                                      4,486.2       1.88%
  20   21  NiSource, Inc.                                     4,062.3       1.71%
  21   22  DTE Energy Co.                                     4,003.8       1.68%
  22   23  GPU, Inc.                                          3,848.1       1.62%
  23   24  Niagara Mohawk Holdings, Inc.                      3,832.6       1.61%
  24   25  CMS Energy Corp.                                   3,812.5       1.60%
  25       Energy East Corp.                                  3,695.7       1.55%  (2),(3)
  26   26  PPL Corp.                                          3,651.0       1.53%
  27   27  Ameren Corp.                                       3,456.5       1.45%
  28   28  Scottish Power plc                                 3,230.0       1.36%
  29   29  National Grid Group plc                            3,223.7       1.35%
  30   30  Allegheny Energy, Inc.                             3,184.2       1.34%
  31   31  Constellation Energy Group, Inc.                   2,748.1       1.15%
  32   32  Conectiv                                           2,560.8       1.08%
  33   33  Nstar                                              2,416.6       1.01%
  34   34  KeySpan Energy (KeySpan Corp.)                     2,248.1       0.94%
  35   35  Potomac Electric Power Co.                         2,192.4       0.92%
  36   36  Wisconsin Energy Corp.                             2,142.3       0.90%
  37   37  Pinnacle West Capital Corp.                        2,054.7       0.86%
  38   38  Puget Sound Energy, Inc.                           2,043.6       0.86%
  39   39  PowerGen plc                                       1,905.6       0.80%
  40   40  Dynegy, Inc.                                       1,903.2       0.80%
  41   41  SCANA Corp.                                        1,877.4       0.79%

                                                                    Page 3 of 15
                          Electric and Gas OP Rev - US

ELECTRIC  &  GAS  STATISTICS  -  OPERATING  REVENUE
REGION:  US

                                            OPERATING REVENUES   SHARE OF
RANK       COMPANY NAME                       (MILLION $) (1)    TOTAL (%)
  42   42  Alliant Energy Corp.                        1,866.3       0.78%
  43   43  MidAmerican Energy Holdings Co.             1,633.3       0.69%
  44   44  Sierra Pacific Resources                    1,589.3       0.67%
  45   45  TECO Energy, Inc.                           1,465.7       0.62%
  46       RGS Energy Group, Inc.                      1,448.1       0.61%  (2)
  47   46  Enron Corp.                                 1,380.3       0.58%
  48   47  Nicor, Inc.                                 1,326.2       0.56%
  49   48  OGE Energy Corp.                            1,286.8       0.54%
  50   49  DPL, Inc.                                   1,279.5       0.54%
  51   50  Western Resources, Inc.                     1,237.3       0.52%
  52   51  DQE, Inc.                                   1,158.8       0.49%
  53   52  PSC of New Mexico                           1,148.7       0.48%
  54   53  Avista Corp.                                1,115.6       0.47%
  55   54  MCN Energy Group, Inc.                      1,101.7       0.46%
  56   55  Peoples Energy Corp.                        1,046.9       0.44%
  57   56  WGL Holdings, Inc.                            989.7       0.42%
  58   57  UtiliCorp United, Inc.                        903.7       0.38%
           All Other                                  21,502.2       3.32%
           Grand Total                               238,174.2     100.00%

Notes:
1    For  utilities'  fiscal  year  1999.
2 Actual and pro forma for twelve months ending December 31 2000 give effect to the companies merged in 2000 as if the mergers were completed January 1, 2000.
3    Actual  and  pro  forma  at  December  31,  2000.

Source:
     Energy East (actual and pro forma) from company records. Other data from RDI PowerDat and GasDAT, based on FERC Form 1 and 2 records, respectively (domestic only).

                                                                    Page 4 of 15
                          Electric and Gas OP Rev - US

ELECTRIC  &  GAS  STATISTICS  -  TOTAL  CUSTOMERS
REGION:  US

                                                   CUSTOMERS (1)  SHARE OF
RANK       COMPANY NAME                                (000)      TOTAL (%)
   1    1  PG&E Corp.                                     8,380       5.48%
   2    2  Sempra Energy                                  6,853       4.48%
   3    3  Exelon Corp.                                   5,152       3.37%
   4    4  American Electric Power Co., Inc.              4,800       3.14%
   5    5  Xcel Energy, Inc.                              4,630       3.03%
   6    6  Reliant Energy, Inc.                           4,521       2.95%
   7    7  Consolidated Edison, Inc.                      4,488       2.93%
   8    8  Edison International                           4,271       2.79%
   9    9  TXU Corp.                                      3,964       2.59%
  10   10  Southern Company                               3,835       2.51%
  11   11  FPL Group, Inc.                                3,756       2.45%
  12   12  Dominion Resources, Inc.                       3,552       2.32%
  13   13  Public Service Enterprise Group, Inc.          3,545       2.32%
  14   14  CMS Energy Corp.                               3,216       2.10%
  15   15  NiSource, Inc.                                 2,916       1.91%
  16   16  Entergy Corp.                                  2,754       1.80%
  17   17  Progress Energy, Inc.                          2,690       1.76%
       18  Pro Forma Energy East                          2,664       1.74%  (2)
  18   19  FirstEnergy Corp.                              2,165       1.41%
  19   20  Niagara Mohawk Holdings, Inc.                  2,111       1.38%
  20   21  DTE Energy Co.                                 2,079       1.36%
  21   22  GPU, Inc.                                      2,054       1.34%
  22       Energy East Corp.                              2,026       1.32%  (2)
  23   23  Duke Energy Corp.                              2,023       1.32%
  24   24  National Grid Group plc                        2,010       1.31%
  25   25  Wisconsin Energy Corp.                         1,937       1.27%
  26   26  Northeast Utilities                            1,928       1.26%
  27   27  Cinergy Corp.                                  1,879       1.23%
  28   28  KeySpan Energy (KeySpan Corp.)                 1,872       1.22%
  29   29  Nicor, Inc.                                    1,861       1.22%
  30   30  Ameren Corp.                                   1,780       1.16%
  31   31  Allegheny Energy, Inc.                         1,660       1.08%
  32   32  Constellation Energy Group, Inc.               1,609       1.05%
  33   33  Puget Sound Energy, Inc.                       1,456       0.95%
  34   34  Scottish Power plc                             1,455       0.95%
  35   35  Southern Union Co.                             1,436       0.94%
  36   36  PPL Corp.                                      1,333       0.87%
  37   37  Alliant Energy Corp.                           1,318       0.86%
  38   38  Nstar                                          1,295       0.85%
  39   39  UtiliCorp United, Inc.                         1,295       0.85%
  40   40  MidAmerican Energy Holdings Co.                1,288       0.84%
  41   41  Western Resources, Inc.                        1,286       0.84%
  42   42  Southwest Gas Corp.                            1,224       0.80%
  43   43  MCN Energy Group, Inc.                         1,164       0.76%

                                                                    Page 5 of 15
                           Electric and Gas Cust - US

ELECTRIC  &  GAS  STATISTICS  -  TOTAL  CUSTOMERS
REGION:  US

                                           CUSTOMERS (1)  SHARE OF
RANK       COMPANY NAME                        (000)      TOTAL (%)
  44   44  PowerGen plc                           1,139       0.74%
  45   45  SCANA Corp.                            1,123       0.73%
  46   46  Conectiv                               1,058       0.69%
  47   47  Atmos Energy Corp.                       984       0.64%
  48   48  Sierra Pacific Resources                 972       0.64%
  49   49  Dynegy, Inc.                             966       0.63%
  50   50  Peoples Energy Corp.                     962       0.63%
  51   51  AGL Resources, Inc.                      953       0.62%
  52   52  Pinnacle West Capital Corp.              807       0.53%
  53   53  DPL, Inc.                                799       0.52%
  54   54  PSC of New Mexico                        794       0.52%
  55   55  TECO Energy, Inc.                        790       0.52%
  56   56  WGL Holdings, Inc.                       770       0.50%
  57   57  Vectren Corp.                            732       0.48%
  58   58  ONEOK, Inc.                              732       0.48%
  59   59  Enron Corp.                              714       0.47%
  60   60  Potomac Electric Power Co.               696       0.46%
  61   61  WPS Resources Corp.                      676       0.44%
  62   62  Questar Corp.                            671       0.44%
  63   63  National Fuel Gas Co.                    671       0.44%
  64       RGS Energy Group, Inc.                   638       0.42%  (2)
  65   64  OGE Energy Corp.                         638       0.42%
  66   65  Laclede Gas Co.                          629       0.41%
  67   66  Piedmont Natural Gas Co., Inc.           624       0.41%
           All Other                             16,594       9.39%
           Grand Total                          152,996     100.00%

Notes:
1    For  utilities'  fiscal  year  1999.
2    Actual  and  pro  forma  at  December  31,  2000.

Source:
     Energy East (actual and pro forma) from company records. Other data from RDI PowerDat and GasDAT, based on FERC Form 1 and 2 records, respectively (domestic only).

                                                                    Page 6 of 15
                           Electric and Gas Cust - US

ELECTRIC  &  GAS  STATISTICS  -  TOTAL  ASSETS
REGION:  NEW  YORK  AND  NEW  ENGLAND

                                                   TOTAL ASSETS    SHARE OF
RANK       COMPANY NAME                           (MILLION $) (1)  TOTAL (%)
   1    1  Consolidated Edison, Inc.                    15,166.9      17.81%
   2    2  Niagara Mohawk Holdings, Inc.                13,990.7      16.42%
   3    3  Northeast Utilities                          10,917.0      12.82%
        4  Pro Forma Energy East                        10,447.1      12.26%  (2)
   4       Energy East Corp.                             7,003.6       8.22%  (2)
   5    5  National Grid Group plc                       6,467.6       7.59%
   6    6  Nstar                                         5,716.4       6.71%
   7    7  Citizens Communications Co.                   5,334.0       6.26%
   8    8  KeySpan Energy (KeySpan Corp.)                5,013.4       5.89%
   9    9  NiSource, Inc.                                4,223.5       4.96%
  10       RGS Energy Group, Inc.                        2,565.8       3.01%  (2)
  11   10  Southern Union Co.                            2,501.0       2.94%
  12   11  United Illuminating Co.                       1,973.7       2.32%
  13   12  CH Energy Group, Inc.                         1,316.2       1.55%
  14   13  Central Vermont Public Service Corp.            660.7       0.78%
  15   14  Bangor Hydro-Electric Co.                       558.5       0.66%
  16   15  Vermont Yankee Nuclear Power Corp.              359.2       0.42%
  17   16  Green Mountain Power Corp.                      341.1       0.40%
  18   17  Unitil Corp.                                    336.6       0.40%
  19   18  TransCanada PipeLines, Ltd.                     310.7       0.36%
  20   19  Maine Public Service Co.                        165.3       0.19%
  21   20  BayCorp Holdings, Ltd.                          142.9       0.17%
  22   21  Westfield Gas & Electric Light Dept.             51.5       0.06%
  23   22  Enbridge, Inc.                                   40.4       0.05%
  24   23  Corning Natural Gas Corp.                        23.0       0.03%
  25   24  Blackstone Gas Co.                                1.8       0.00%
  26   25  National Fuel Gas Co.
  27   26  Eastern Enterprises
           Grand Total                                  85,181.5     100.00%

Notes:
1    For  utilities'  fiscal  year  1999.
2    Actual  and  pro  forma  at  December  31,  2000.

Source:
     Energy East (actual and pro forma) from company records. Other data from RDI PowerDat and GasDAT, based on FERC Form 1 and 2 records, respectively (domestic only).

                                                                    Page 7 of 15
                         Elec and Gas Assets - NY and NE

ELECTRIC  &  GAS  STATISTICS  -  REVENUES
REGION:  NEW  YORK  AND  NEW  ENGLAND

                                                  TOTAL REVENUES   SHARE OF
RANK       COMPANY NAME                           (MILLION $) (1)  TOTAL (%)
   1    1  Consolidated Edison, Inc.                     7,026.5      19.97%
        2  Pro Forma Energy East                         5,360.6      15.24%  (2),(3)
   2    3  Northeast Utilities                           4,682.1      13.31%
   3    4  Niagara Mohawk Holdings, Inc.                 3,832.6      10.89%
   4       Energy East Corp.                             3,695.7      10.51%  (2),(3)
   5    5  National Grid Group plc                       3,223.7       9.16%
   6    6  NiSource, Inc.                                2,954.8       8.40%
   7    7  Nstar                                         2,416.6       6.87%
   8    8  KeySpan Energy (KeySpan Corp.)                2,248.1       6.39%
   9       RGS Energy Group, Inc.                        1,448.1       4.12%  (2)
  10    9  United Illuminating Co.                         680.0       1.93%
  11   10  Southern Union Co.                              651.4       1.85%
  12   11  CH Energy Group, Inc.                           521.9       1.48%
  13   12  Central Vermont Public Service Corp.            466.7       1.33%
  14   13  Green Mountain Power Corp.                      251.0       0.71%
  15   14  Vermont Yankee Nuclear Power Corp.              208.8       0.59%
  16   15  Citizens Communications Co.                     204.1       0.58%
  17   16  Bangor Hydro-Electric Co.                       197.2       0.56%
  18   17  TransCanada PipeLines, Ltd.                     160.0       0.45%
  19   18  Unitil Corp.                                    155.5       0.44%
  20   19  Maine Public Service Co.                         59.3       0.17%
  21   20  BayCorp Holdings, Ltd.                           45.7       0.13%
  22   21  Enbridge, Inc.                                   24.6       0.07%
  23   22  Corning Natural Gas Corp.                        16.1       0.05%
  24   23  Westfield Gas & Electric Light Dept.              8.3       0.02%
  25   24  Blackstone Gas Co.                                0.9       0.00%
  26   25  Eastern Enterprises
  27   26  National Fuel Gas Co.
           Grand Total                                  35,179.9     100.00%

Notes:
1    For  utilities'  fiscal  year  1999.
2 Actual and pro forma for twelve months ending December 31 2000 give effect to the companies merged in 2000 as if the mergers were completed January 1, 2000.
3    Actual  and  pro  forma  at  December  31,  2000.

Source:
     Energy East (actual and pro forma) from company records. Other data from RDI PowerDat and GasDAT, based on FERC Form 1 and 2 records, respectively (domestic only).

                                                                    Page 8 of 15
                         Elec and Gas OP Rev - NY and NE

ELECTRIC  &  GAS  STATISTICS  -  TOTAL  CUSTOMERS
REGION:  NEW  YORK  AND  NEW  ENGLAND

                                                  CUSTOMERS (1)  SHARE OF
RANK       COMPANY NAME                               (000)      TOTAL (%)
   1    1  Consolidated Edison, Inc.                     4,415      19.82%
        2  Pro Forma Energy East                         2,664      11.96%  (2)
   2    3  NiSource, Inc.                                2,493      11.19%
   3    4  Niagara Mohawk Holdings, Inc.                 2,111       9.48%
   4       Energy East Corp.                             2,026       9.10%  (2)
   5    5  National Grid Group plc                       2,010       9.02%
   6    6  Northeast Utilities                           1,928       8.65%
   7    7  KeySpan Energy (KeySpan Corp.)                1,872       8.40%
   8    8  Southern Union Co.                            1,436       6.45%
   9    9  Nstar                                         1,295       5.82%
  10   10  National Fuel Gas Co.                           671       3.01%
  11       RGS Energy Group, Inc.                          638       2.86%  (2)
  12   11  CH Energy Group, Inc.                           333       1.50%
  13   12  United Illuminating Co.                         316       1.42%
  14   13  Central Vermont Public Service Corp.            152       0.68%
  15   14  Bangor Hydro-Electric Co.                       123       0.55%
  16   15  Citizens Communications Co.                     116       0.52%
  17   16  Unitil Corp.                                    108       0.49%
  18   17  Green Mountain Power Corp.                       84       0.38%
  19   18  Eastern Enterprises                              73       0.33%
  20   19  Maine Public Service Co.                         36       0.16%
  21   20  Enbridge, Inc.                                   15       0.07%
  22   21  Corning Natural Gas Corp.                        14       0.06%
  23   22  Westfield Gas & Electric Light Dept.              8       0.04%
  24   23  Blackstone Gas Co.                                1       0.00%
  25   24  Vermont Yankee Nuclear Power Corp.
  26   25  TransCanada PipeLines, Ltd.
  27   26  BayCorp Holdings, Ltd.
           Grand Total                                  22,272     100.00%

Notes:
1    For  utilities'  fiscal  year  1999.
2    Actual  and  pro  forma  at  December  31,  2000.

Source:
     Energy East (actual and pro forma) from company records. Other data from RDI PowerDat and GasDAT, based on FERC Form 1 and 2 records, respectively (domestic only).

                                                                    Page 9 of 15
                          Elec and Gas Cust - NY and NE

ELECTRIC  &  GAS  STATISTICS  -  TOTAL  ASSETS
REGION:  NEW  YORK  AND  NEW  ENGLAND  AND  PJM

                                                    TOTAL ASSETS    SHARE OF
RANK       COMPANY NAME                            (MILLION $) (1)  TOTAL (%)
   1    1  Public Service Enterprise Group, Inc.         15,485.7       9.50%
   2    2  Consolidated Edison, Inc.                     15,412.5       9.46%
   3    3  GPU, Inc.                                     14,137.7       8.68%
   4    4  Niagara Mohawk Holdings, Inc.                 13,990.7       8.58%
   5    5  Northeast Utilities                           10,917.0       6.70%
        6  Pro Forma Energy East                         10,447.1       6.41%  (2)
   6    7  Exelon Corp.                                   9,467.5       5.81%
   7    8  PPL Corp.                                      8,867.3       5.44%
   8    9  Constellation Energy Group, Inc.               7,591.7       4.66%
   9       Energy East Corp.                              7,003.6       4.30%  (2)
  10   10  National Grid Group plc                        6,467.6       3.97%
  11   11  Potomac Electric Power Co.                     6,161.3       3.78%
  12   12  Nstar                                          5,716.4       3.51%
  13   13  Conectiv                                       5,614.3       3.45%
  14   14  Citizens Communications Co.                    5,334.0       3.27%
  15   15  KeySpan Energy (KeySpan Corp.)                 5,013.4       3.08%
  16   16  NiSource, Inc.                                 4,223.5       2.59%
  17       RGS Energy Group, Inc.                         2,565.8       1.57%  (2)
  18   17  Southern Union Co.                             2,501.0       1.53%
  19   18  Dominion Resources, Inc.                       2,493.4       1.53%
  20   19  Equitable Resources, Inc.                      2,437.4       1.50%
  21   20  United Illuminating Co.                        1,973.7       1.21%
  22   21  WGL Holdings, Inc.                             1,951.1       1.20%
  23   22  CH Energy Group, Inc.                          1,316.2       0.81%
  24   23  New Jersey Resources Corp.                       952.2       0.58%
  25   24  South Jersey Industries, Inc.                    771.0       0.47%
  26   25  UGI Corp.                                        744.1       0.46%
  27   26  NUI Corp.                                        677.3       0.42%
  28   27  Central Vermont Public Service Corp.             660.7       0.41%
  29   28  Bangor Hydro-Electric Co.                        558.5       0.34%
  30   29  Vermont Yankee Nuclear Power Corp.               359.2       0.22%
  31   30  Green Mountain Power Corp.                       341.1       0.21%
  32   31  Unitil Corp.                                     336.6       0.21%
  33   32  TransCanada PipeLines, Ltd.                      310.7       0.19%
  34   33  Maine Public Service Co.                         165.3       0.10%
  35   34  BayCorp Holdings, Ltd.                           142.9       0.09%
  36   35  Safe Harbor Water Power Corp.                    131.3       0.08%
  37   36  Chesapeake Utilities Corp.                        57.4       0.04%
  38   37  Westfield Gas & Electric Light Dept.              51.5       0.03%
  39   38  Enbridge, Inc.                                    40.4       0.02%
  40   39  Corning Natural Gas Corp.                         23.0       0.01%
  41   40  Blackstone Gas Co.                                 1.8       0.00%

                                                                   Page 10 of 15
                         Elec + Gas Assets - NY, NE, PJM

ELECTRIC  &  GAS  STATISTICS  -  TOTAL  ASSETS
REGION:  NEW  YORK  AND  NEW  ENGLAND  AND  PJM

                                   TOTAL ASSETS    SHARE OF
RANK       COMPANY NAME           (MILLION $) (1)  TOTAL (%)
  42   41  Eastern Enterprises
  43   42  National Fuel Gas Co.
           Grand Total                 162,967.7     100.00%

Notes:
1    For  utilities'  fiscal  year  1999.
2    Actual  and  pro  forma  at  December  31,  2000.

Source:
     Energy East (actual and pro forma) from company records. Other data from RDI PowerDat and GasDAT, based on FERC Form 1 and 2 records, respectively (domestic only).

                                                                   Page 11 of 15
                         Elec + Gas Assets - NY, NE, PJM

ELECTRIC  &  GAS  STATISTICS  -  TOTAL  ASSETS
REGION:  NEW  YORK  AND  NEW  ENGLAND  AND  PJM

                                                    TOTAL REVENUE   SHARE OF
RANK       COMPANY NAME                            (MILLION $) (1)  TOTAL (%)
   1    1  Consolidated Edison, Inc.                      7,168.4      10.80%
   2    2  Public Service Enterprise Group, Inc.          7,006.9      10.55%
        3  Pro Forma Energy East                          5,360.6       8.07%  (2),(3)
   3    4  Northeast Utilities                            4,682.1       7.05%
   4    5  Exelon Corp.                                   4,572.7       6.89%
   5    6  GPU, Inc.                                      3,848.1       5.80%
   6    7  Niagara Mohawk Holdings, Inc.                  3,832.6       5.77%
   7       Energy East Corp.                              3,695.7       5.57%  (2),(3)
   8    8  PPL Corp.                                      3,651.0       5.50%
   9    9  National Grid Group plc                        3,223.7       4.86%
  10   10  NiSource, Inc.                                 2,954.8       4.45%
  11   11  Constellation Energy Group, Inc.               2,748.1       4.14%
  12   12  Conectiv                                       2,560.8       3.86%
  13   13  Nstar                                          2,416.6       3.64%
  14   14  KeySpan Energy (KeySpan Corp.)                 2,248.1       3.39%
  15   15  Potomac Electric Power Co.                     2,192.4       3.30%
  16       RGS Energy Group, Inc.                         1,448.1       2.18%  (2)
  17   16  Dominion Resources, Inc.                       1,419.3       2.14%
  18   17  WGL Holdings, Inc.                               989.7       1.49%
  19   18  United Illuminating Co.                          680.0       1.02%
  20   19  New Jersey Resources Corp.                       656.5       0.99%
  21   20  Southern Union Co.                               651.4       0.98%
  22   21  CH Energy Group, Inc.                            521.9       0.79%
  23   22  Central Vermont Public Service Corp.             466.7       0.70%
  24   23  NUI Corp.                                        406.3       0.61%
  25   24  South Jersey Industries, Inc.                    347.9       0.52%
  26   25  UGI Corp.                                        336.4       0.51%
  27   26  Equitable Resources, Inc.                        310.3       0.47%
  28   27  Green Mountain Power Corp.                       251.0       0.38%
  29   28  Vermont Yankee Nuclear Power Corp.               208.8       0.31%
  30   29  Citizens Communications Co.                      204.1       0.31%
  31   30  Bangor Hydro-Electric Co.                        197.2       0.30%
  32   31  TransCanada PipeLines, Ltd.                      160.0       0.24%
  33   32  Unitil Corp.                                     155.5       0.23%
  34   33  Maine Public Service Co.                          59.3       0.09%
  35   34  BayCorp Holdings, Ltd.                            45.7       0.07%
  36   35  Safe Harbor Water Power Corp.                     29.5       0.04%
  37   36  Enbridge, Inc.                                    24.6       0.04%
  38   37  Corning Natural Gas Corp.                         16.1       0.02%
  39   38  Westfield Gas & Electric Light Dept.               8.3       0.01%
  40   39  Blackstone Gas Co.                                 0.9       0.00%
  41   40  National Fuel Gas Co.

                                                                   Page 12 of 15
                         Elec and Gas Rev - NY, NE, PJM

ELECTRIC  &  GAS  STATISTICS  -  TOTAL  REVENUE
REGION:  NEW  YORK  AND  NEW  ENGLAND  AND  PJM

                                        TOTAL REVENUE   SHARE OF
RANK       COMPANY NAME                (MILLION $) (1)  TOTAL (%)
  42   41  Chesapeake Utilities Corp.
  43   42  Eastern Enterprises
           Grand Total                       66,397.7     100.00%

Notes:
1    For  utilities'  fiscal  year  1999.
2 Actual and pro forma for twelve months ending December 31 2000 give effect to the companies merged in 2000 as if the mergers were completed January 1, 2000.
3    Actual  and  pro  forma  at  December  31,  2000.

Source:
     Energy East (actual and pro forma) from company records. Other data from RDI PowerDat and GasDAT, based on FERC Form 1 and 2 records, respectively (domestic only).

                                                                   Page 13 of 15
                         Elec and Gas Rev - NY, NE, PJM

ELECTRIC  &  GAS  STATISTICS  -  TOTAL  CUSTOMERS
REGION:  NEW  YORK  AND  NEW  ENGLAND  AND  PJM

                                                   CUSTOMERS (1)  SHARE OF
RANK       COMPANY NAME                                (000)      TOTAL (%)
   1    1  Consolidated Edison, Inc.                      4,488      11.78%
   2    2  Public Service Enterprise Group, Inc.          3,545       9.30%
        3  Pro Forma Energy East                          2,664       6.99%  (2)
   3    4  NiSource, Inc.                                 2,493       6.54%
   4    5  Niagara Mohawk Holdings, Inc.                  2,111       5.54%
   5    6  GPU, Inc.                                      2,054       5.39%
   6       Energy East Corp.                              2,026       5.32%  (2)
   7    7  National Grid Group plc                        2,010       5.27%
   8    8  Northeast Utilities                            1,928       5.06%
   9    9  KeySpan Energy (KeySpan Corp.)                 1,872       4.91%
  10   10  Exelon Corp.                                   1,682       4.41%
  11   11  Constellation Energy Group, Inc.               1,609       4.22%
  12   12  Dominion Resources, Inc.                       1,504       3.95%
  13   13  Southern Union Co.                             1,436       3.77%
  14   14  PPL Corp.                                      1,333       3.50%
  15   15  Nstar                                          1,295       3.40%
  16   16  Conectiv                                       1,058       2.78%
  17   17  WGL Holdings, Inc.                               770       2.02%
  18   18  Potomac Electric Power Co.                       696       1.83%
  19   19  National Fuel Gas Co.                            671       1.76%
  20       RGS Energy Group, Inc.                           638       1.67%  (2)
  21   20  NUI Corp.                                        368       0.97%
  22   21  New Jersey Resources Corp.                       365       0.96%
  23   22  CH Energy Group, Inc.                            333       0.87%
  24   23  United Illuminating Co.                          316       0.83%
  25   24  UGI Corp.                                        266       0.70%
  26   25  South Jersey Industries, Inc.                    241       0.63%
  27   26  Equitable Resources, Inc.                        227       0.60%
  28   27  Central Vermont Public Service Corp.             152       0.40%
  29   28  Bangor Hydro-Electric Co.                        123       0.32%
  30   29  Citizens Communications Co.                      116       0.30%
  31   30  Unitil Corp.                                     108       0.28%
  32   31  Green Mountain Power Corp.                        84       0.22%
  33   32  Eastern Enterprises                               73       0.19%
  34   33  Chesapeake Utilities Corp.                        39       0.10%
  35   34  Maine Public Service Co.                          36       0.09%
  36   35  Enbridge, Inc.                                    15       0.04%
  37   36  Corning Natural Gas Corp.                         14       0.04%
  38   37  Westfield Gas & Electric Light Dept.               8       0.02%
  39   38  Blackstone Gas Co.                                 1       0.00%
  40   39  TransCanada PipeLines, Ltd.
  41   40  Vermont Yankee Nuclear Power Corp.

                                                                   Page 14 of 15
                         Elec and Gas Cust - NY, NE, PJM

ELECTRIC  &  GAS  STATISTICS  -  TOTAL  CUSTOMERS
REGION:  NEW  YORK  AND  NEW  ENGLAND  AND  PJM

                                          CUSTOMERS (1)  SHARE OF
RANK       COMPANY NAME                       (000)      TOTAL (%)
  42   41  Safe Harbor Water Power Corp.
  43   42  BayCorp Holdings, Ltd.
           Grand Total                          38,099     100.00%

Notes:
1    For  utilities'  fiscal  year  1999.
2    Actual  and  pro  forma  at  December  31,  2000.

Source:
     Energy East (actual and pro forma) from company records. Other data from RDI PowerDat and GasDAT, based on FERC Form 1 and 2 records, respectively (domestic only).

                                                                   Page 15 of 15
                         Elec and Gas Cust - NY, NE, PJM


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